POWER OF ATTORNEY

        I, the undersigned trustee or officer of the investment companies listed on Annex A for which Pioneer Investment Management, Inc. or one of its affiliates acts as investment adviser (each, a "Trust" and collectively, the "Trusts"), hereby constitute and appoint Dorothy E. Bourassa, John F. Cogan, Jr. and Daniel K. Kingsbury, and each of them acting singly, to be my true, sufficient and lawful attorneys, with full power to each of them to sign for me, in my name, (i) any Registration Statement on Form N-1A, N-2 or any other applicable registration form under the Investment Company Act of 1940, as amended, and/or under the Securities Act of 1933, as amended, and any and all amendments thereto filed by each Trust, of which I am now, or am on the date of such filing, a Trustee or officer of the Trust, (ii) any application, notice or other filings with the Securities and Exchange Commission, and (iii) any and all other documents and papers relating thereto, and generally to do all such things in my name and on behalf of me to enable each Trust to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder, hereby ratifying and confirming my signature as it may be signed by said attorneys, or each of them, to any and all Registration Statements and amendments to said Registration Statements, including any amendments to establish a new series of a Trust, and any other filings with the Securities and Exchange Commission on behalf of each Trust.

        IN WITNESS WHEREOF, I have hereunder set my hand as of this 1st day of March, 2008.




/s/ Mark E. Bradley
---------------------------
Mark E. Bradley

                               POWER OF ATTORNEY
                                    ANNEX A

Pioneer Bond Fund *                                     Pioneer Series Trust III:
Pioneer Diversified High Income Trust                     Pioneer Cullen Value Fund
Pioneer Emerging Markets Fund                           Pioneer Series Trust IV: *
Pioneer Equity Income Fund                                Pioneer Classic Balanced Fund
Pioneer Equity Opportunity Fund                         Pioneer Government Income Fund
                                                        Pioneer Institutional Money Market Fund
Pioneer Floating Rate Trust                               Pioneer Treasury Reserves Fund
Pioneer Fund *                                          Pioneer Series Trust V:
Pioneer Fundamental Growth Fund                           Pioneer Global Select Equity Fund
Pioneer Growth Shares                                     Pioneer High Income Municipal Fund
Pioneer High Income Trust                                 Pioneer Oak Ridge All Cap Growth Fund
Pioneer High Yield Fund                                   Pioneer Select Research Growth Fund
Pioneer Ibbotson Allocation Series: *                     Pioneer Select Research Value Fund
  Pioneer Ibbotson Aggressive Allocation Fund           Pioneer Series Trust VI:
  Pioneer Ibbotson Conservative Allocation Fund           Pioneer Floating Rate Fund
  Pioneer Ibbotson Growth Allocation Fund               Pioneer Series Trust VII:
  Pioneer Ibbotson Moderate Allocation Fund               Pioneer Global High Yield Fund
Pioneer Independence Fund                                 Pioneer Global Aggregate Bond Fund
Pioneer Interest Shares                                   Pioneer Global Diversified Equity Fund
                                                        Pioneer Series Trust VIII:
                                                          Pioneer International Value Fund
                                                        Pioneer Series Trust IX:
                                                          Pioneer Europe Select Equity Fund
Pioneer International Equity Fund                       Pioneer Short Term Income Fund *
                                                        Pioneer Small Cap Value Fund
Pioneer Mid Cap Growth Fund                             Pioneer Strategic Income Fund
Pioneer Mid Cap Value Fund *                            Pioneer Tax Free Income Fund *
Pioneer Money Market Trust: *                           Pioneer Value Fund *
  Pioneer Cash Reserves Fund                            Pioneer Variable Contracts Trust: *
Pioneer Municipal and Equity Income Trust                 Pioneer Bond VCT Portfolio
Pioneer Municipal High Income Trust                       Pioneer Cullen Value VCT Portfolio
Pioneer Municipal High Income Advantage Trust             Pioneer Emerging Markets VCT Portfolio
Pioneer Protected Principal Trust:                        Pioneer Equity Income VCT Portfolio
  Pioneer Protected Principal Plus Fund                   Pioneer Fund VCT Portfolio
  Pioneer Protected Principal Plus Fund II                Pioneer Global High Yield VCT Portfolio
Pioneer Real Estate Shares                                Pioneer Growth Opportunities VCT Portfolio
Pioneer Research Fund                                     Pioneer Growth Shares VCT Portfolio
Pioneer Select Growth Fund                                Pioneer High Yield VCT Portfolio
Pioneer Select Value Fund                                 Pioneer Ibbotson Aggressive Allocation VCT Portfolio
Pioneer Series Trust I: *                                 Pioneer Ibbotson Growth Allocation VCT Portfolio
  Pioneer Oak Ridge Large Cap Growth Fund                 Pioneer Ibbotson Moderate Allocation VCT Portfolio
  Pioneer Oak Ridge Small Cap Growth Fund                 Pioneer International Value VCT Portfolio
Pioneer Series Trust II: *                                Pioneer Mid Cap Value VCT Portfolio
  Pioneer AmPac Growth Fund                               Pioneer Money Market VCT Portfolio
Pioneer AMT-Free CA Municipal Fund                        Pioneer Oak Ridge Large Cap Growth VCT Portfolio
Pioneer AMT-Free Municipal Fund                           Pioneer Real Estate Shares VCT Portfolio
Pioneer Growth Leaders Fund                               Pioneer Small Cap Value VCT Portfolio
  Pioneer Growth Opportunities Fund                       Pioneer Strategic Income VCT Portfolio
  Pioneer Small and Mid Cap Growth Fund
  Pioneer Tax Free Money Market Fund


*  Mr. Kingsbury and Mr. West are not Trustees of this Trust.